                                                                   Exhibit 10.36


The following documents are substantially similar to Exhibit 10.35 filed herewith.

Lease and Security Agreement by and between Nationwide Health Properties, Inc. and New Crossings Corporation dated as of December 15, 1995 (Ridge Point).

Lease and Security Agreement by and between Nationwide Health Properties, Inc. and New Crossings Corporation dated as of December 15, 1995 (River Place).

Lease and Security Agreement by and between Nationwide Health Properties, Inc. and New Crossings Corporation dated as of December 15, 1995 (Heritage at Rogue Valley).

Lease and Security Agreement by and between Nationwide Health Properties, Inc. and New Crossings Corporation dated as of December 15, 1995 (Albany Residential).

Lease and Security Agreement by and between Nationwide Health Properties, Inc. and New Crossings Corporation dated as of December 15, 1995 (Canterbury Gardens).

Lease and Security Agreement by and between Nationwide Health Properties, Inc. and New Crossings Corporation dated as of December 15, 1995 (Columbia Edgewater).

Lease and Security Agreement by and between Nationwide Health Properties, Inc. and New Crossings Corporation dated as of December 15, 1995 (Allenmore Expansion).

Lease and Security Agreement by and between Nationwide Health Properties, Inc. and New Crossings Corporation dated as of December 15, 1995 (Forest Grove Residential).

Lease and Security Agreement by and between Nationwide Health Properties, Inc. and New Crossings Corporation dated as of December 15, 1995 (McMinnville Residential).

Lease and Security Agreement by and between Nationwide Health Properties, Inc. and New Crossings Corporation dated as of December 15, 1995 (Courtyard Village).